SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 12, 2003
                        (Date of earliest event reported)


                          PARAGON FINANCIAL CORPORATION
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               (Exact name of Registrant as specified in charter)


         Delaware                   000-27437                   94-322773
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(State or other jurisdiction    (Commission File No.)     (IRS Employer
of incorporation)                                         Identification Number)



5000 Sawgrass Village Circle, Ponte Vedra Beach, Florida             32082
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     (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (904) 285-0000



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(Former Name or Former Address, if Changed Since Last Report)        (Zip Code)



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Item 4.  Changes in Registrant's Certifying Accountant

Dismissal of PricewaterhouseCoopers LLP

     On February 12, 2003, Paragon Financial Corporation, formerly PlanetRx.com, Inc. dismissed PricewaterhouseCoopers LLP as its independent accountants. The decision to dismiss PricewaterhouseCoopers LLP was approved by our Board of Directors.

     The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the reports for the periods ending December 31, 2001 and 2000 expressed substantial doubt about the company's ability to continue as a going concern.

     In connection with its audits for the two most recent fiscal years and through February 12, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

     The company has requested PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated February 19, 2003, is filed as Exhibit 16 to this Form 8-K.

Engagement of BP Professional Group, LLP.

     On  February  12,  2003,  we engaged BP  Professional  Group,  LLP,  as our
independent  public   accountants.   We  did  not  previously  consult  with  BP
Professional Group, LLP regarding any matter, including but not limited to:

        o the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements; or

        o any matter that was either the subject matter of a disagreement or a reportable event.

Item 7.    Financial Statements Pro Forma Financial Information and Exhibits.

Exhibit Number    Description
--------------    -----------
16                Letter from PricewaterhouseCoopers LLP to the Securities and
                  Exchange Commission dated February 19, 2003.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PARAGON FINANCIAL CORPORATION



Dated: February 20, 2003                  By: /s/ Steven A. Burleson
                                             -----------------------------------
                                             Steven A. Burleson, Chief Executive
                                             Officer




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